UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2024

NORTHERN STAR INVESTMENT CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40134	85-4136140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 44th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 is incorporated by reference into this item to the extent required.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 26, 2024, Northern Star Investment Corp. III (the “Company”) held a Special Meeting of Stockholders (the “Meeting”). An aggregate of 11,936,876 shares of the Company’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of March 5, 2024, were represented in person or by proxy at the Meeting.

The Company’s stockholders voted on the following proposal at the Meeting, which was approved:

(1) Proposal No. 1 — The Amendment Proposal — a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to remove the provisions applicable to special purpose acquisition companies, including the requirement to cancel the Company’s shares of Class A common stock sold in the Company’s initial public offering following distribution of the funds held in the Company’s trust account. The following is a tabulation of the votes with respect to this proposal, which was approved by the Company’s stockholders:

For	Against	Abstain	Broker Non-Votes
11,533,472	403,304	100	0

On March 26, 2024, the Company filed the amendment to its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. A copy of the amendment is attached hereto as Exhibit 3.1.

The Company is in the process of finalizing the distribution to be made to public stockholders from its trust account and will provide details on such distribution as soon as practicable.

Item 8.01. Other Events.

In connection with the Meeting, the holders of the remaining 291,666 shares of the Company’s Class B common stock outstanding, including those held by the Company’s Chief Financial Officer, voluntarily converted such shares of Class B common stock of the Company they held into 291,666 shares of Class A common stock of the Company in accordance with the Charter. As a result of the foregoing, the Company has an aggregate of 12,280,008 shares of Class A common stock outstanding and no shares of Class B common stock outstanding.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Second Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (formatted in Inline XBRL).

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the ability of the Company to have its securities listed on another securities exchange and the risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2024	NORTHERN STAR INVESTMENT CORP. III

	By:	/s/ Jonathan Ledecky
Jonathan Ledecky
Chief Operating Officer

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